UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2019

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

No. 279 Zhongnan Road, Zhongshan District
Dalian City, Liaoning Province, China 116000

(Address of principal executive offices, including zip code)

+(86) 138 8954 0873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:          None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of the principal U.S. market
Common Stock, par value $0.0001 per share	IINX	OTCQB marketplace of OTC Markets, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Forward-Looking Statements

This Current Report on Form 8-K of Ionix Technology, Inc. (“Ionix Technology” or the “Company”) and the Investors Presentation (as defined below) contain “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act” ) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can often be identified by the use of words such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan,” “propose,” “projected,” “seek,” or “anticipate,” although not all forward-looking statements contain these or other identifying words. Forward-looking statements are based on expectations, estimates and projections at the time the statements are made and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Actual results could differ from those projected in any forward-looking statements due to numerous factors, such as the inherent uncertainties associated with new business opportunities and development stage companies. Although Ionix Technology believes that any beliefs, plans, expectations and intentions contained in the Investors Presentation and this Current Report on Form 8-K are reasonable, there can be no assurance that they will prove to be accurate. Investors should refer to the risk factors disclosures outlined in the Company’s annual report on Form 10-K for the most recent fiscal year, quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the U.S. Securities and Exchange Commission (the “SEC”). The Company cautions readers not to place undue reliance on any forward-looking statements.

Item 7.01  Regulation FD Disclosure

As previously announced in the Company’s Current Report on Form 8-K filed on May 20, 2019, the Company's management will make a presentation (the “Presentation”) on June 5, 2019, at 11:20 a.m. (PT) at the 9th Annual LD Micro Invitational Conference at the Luxe Sunset Hotel in Bel Air, California, providing an overview of the Company’s business model, financial highlights and growth strategy. The Presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company's SEC reports and other public announcements.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Company Presentation “Ionix Technology Inc. June 2019”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: June 5, 2019	By	/s/ Yubao Liu
Yubao Liu
Duly Authorized Officer, Chief Executive Officer

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